Summary Prospectus – April 28, 2025, as amended June 5, 2025
JNL/Morningstar U.S. Sustainability Index Fund
Class A
Class I
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 28, 2025, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is to seek to track the performance of the Morningstar® US Sustainability IndexSM, which is designed to provide broad US equity market exposure with lower environmental, social and governance (“ESG”) risk.
Expenses.  This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.71%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.41%
Less Waiver/Reimbursement[2]	0.05%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.36%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]
JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. The example also assumes that the Class I administrative fee waiver is discontinued after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
JNL/Morningstar U.S. Sustainability Index Fund Class A
1 year	3 years	5 years	10 years
$73	$227	$395	$883

JNL/Morningstar U.S. Sustainability Index Fund Class I
1 year	3 years	5 years	10 years
$37	$127	$225	$513

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.
Period
1/1/2024 - 12/31/2024	23%

Principal Investment Strategies. The Fund, under normal circumstances, seeks to invest at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the Morningstar US Sustainability Index (the “Index”), including depositary receipts representing securities of the Index. The Fund seeks to track the investment results of the Index, which is designed to provide broad U.S. equity market exposure with lower ESG risk.  The Index includes large- and mid-capitalization companies and employs a best-in-class stock selection process to reduce exposure to companies with high ESG risk relative to their sector peers, targeting coverage of 50% of the Morningstar US Large-Mid Cap Index (the “parent index”) by float-adjusted market capitalization. Sector constraints are applied to preserve market-like exposure.  The Fund’s investments will be concentrated in certain industries to the extent such industries are represented in the Index.
As of December 31, 2024, the Index consisted of 335 constituents identified by Morningstar Indexes (the “Index Provider”) and the full market capitalization range was $1.35 billion to $3.29 trillion. The number of constituents in the Index is subject to the selection and eligibility criteria at the time of reconstitution.  The Index is reconstituted semi-annually and implemented after the close of business on the third Friday of June and December and is effective the following Monday. The Index is rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September, and December and is effective the following Monday.  If Monday is a holiday, reconstitution or rebalancing is effective on the following business day.
The Index Provider defines sustainable investing as an approach that takes into account ESG factors and their impact throughout the investment process.
All constituents within the Index must meet the following criteria in sequence: (i) the security must have a current Sustainalytics ESG Risk Rating and Sustainalytics Controversy Score, (ii) the security’s Controversy Score must be 3 out of 5, or lower, (iii) the security must not have a ‘Severe’ Sustainalytics ESG Risk Rating, and (iv) the company must not derive more than 50% of its revenue from tobacco products, not have any involvement in the production of controversial weapons (land mines, for example) as defined by third-party Sustainalytics Global Compact Compliance Service exclusionary lists, not have any involvement in the manufacturing and sale of firearms to civilian customers, and not have any involvement in the manufacturing and sale of key components of small arms.  The Index Provider selects the best-in-class companies in priority order of their Sustainalytics ESG Risk Ratings until they reach 50% coverage by float-adjusted market capitalization of the parent index. The companies with the lowest possible ESG Risk Ratings are selected for the Index, subject to sector weight constraints relative to the parent index.
Sustainalytics’ ESG Risk Ratings are designed to help investors identify and understand financially material ESG risks in their portfolio companies. Sustainalytics’ ESG Risk Ratings measure the degree to which a company’s economic value is driven by the magnitude of a company’s unmanaged ESG risks. Sustainalytics’ ESG Risk Ratings are composed of three building blocks that contribute to a company’s overall rating. These building blocks include Corporate Governance, material ESG issues (“MEIs”), and idiosyncratic ESG issues.  To be considered relevant in the ESG Risk Ratings, an issue must have a potentially substantial impact on the economic value of a company and, hence, its financial risk- and return profile from an investment perspective. The ESG Risk Rating is forward looking in the sense that it identifies these issues based on the typical business model and business environment a company is operating in. The final ESG Risk Rating score is calculated as the sum of all unmanaged risk. To determine unmanaged risk, Sustainalytics reviews three building blocks: Corporate Governance, MEIs’, and idiosyncratic ESG issues.  Based on their quantitative scores, companies are grouped into one of five risk categories (negligible, low, medium, high, severe) per the chart below. A low score indicates a low level of ESG risk.
ESG Risk Rating	Quantitative Score
Negligible	0 - 9.99
Low	10 -19.99
Medium	20 - 29.99
High	30 - 39.99
Severe	40+

Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), does not apply its own ESG screening criteria. The Sub-Adviser relies on the Index Provider to apply its screening criteria to portfolio companies included in the Index.
The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the Index through full replication or representative sampling.  The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon fundamental security analysis.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.
When attempting to replicate an index such as the Index, portfolio turnover is generally reduced to security additions or deletions to the index, contract owner contributions and withdrawals, and reinvestment income.  The Fund stays aligned with the benchmark automatically with the change in share price, due to the close similarity between the holdings of the Index and those of the Fund such that the replicated portfolio does not require rebalancing as a result of market movement. The Fund is managed and rebalanced to reflect the composition of the Index.
The Fund may also invest in a combination of exchange-traded funds ("ETFs") and cash to maintain correlation to the Index to assist with the Index rebalances and to meet redemption or purchase requests.
The Fund may invest in financial futures, a type of exchange-traded derivative that may be used to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. The Fund's use of financial futures is intended to assist replicating the investment performance of the Index.
The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds. From time to time, the Index may become diversified. During those times, the Fund will continue to track the performance of the Index, but the Fund will retain its non-diversified status even if its holdings become diversified.
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:
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Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

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ESG (Environmental, Social & Governance) investment strategy risk – The Fund’s ESG investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or underperform other funds screened for ESG standards. In addition, the Index Provider may be unsuccessful in creating an index composed of companies that exhibit positive ESG characteristics.

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Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

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Concentration risk – The Fund may concentrate its investments in certain securities.  To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in the area of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

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Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

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Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

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Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.

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Index investing risk – The Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Should the Fund engage in index sampling, the performance of the securities selected will not provide investment performance tracking that of the Index. Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses.  Certain regulatory limitations, such as fund diversification requirements, may limit the ability of the Fund to completely replicate an index.

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Tracking error risk – Tracking error is the divergence of the Fund’s performance from that of the Index. The Fund’s return may not track the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the 1940 Act, as amended to meet the issuer diversiﬁcation requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its afﬁliates.

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Large-capitalization investing risk – Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

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Mid-capitalization investing risk – The stocks of mid-capitalization companies can be more volatile and their shares can be less liquid than those of larger companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

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License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies.  The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor.  Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

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Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks:  (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

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Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

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Depositary receipts risk – Depositary receipts, such as American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and European depositary receipts ("EDRs"), may be issued in sponsored or un-sponsored programs. They may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. The prices of depositary receipts may differ from the prices of securities upon which they are based. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Holders of un-sponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.   Depositary receipts involve many of the same risks as direct investments in foreign securities.  These risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; and speculation.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  Investments in depositary receipts that are exchange traded or OTC may also subject the Fund to liquidity risk. This risk is enhanced in connection with OTC depositary receipts.

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Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

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Securities lending risk – Securities lending involves the risk of loss or delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index and additional indices that the Adviser believes more closely reflects the market segments in which the Fund invests. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown, and if such arrangements had not been in place, performance for those periods would have been lower.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
Effective April 29, 2024, the Morningstar® US Target Market Exposure Index℠ replaced the Morningstar® US Sustainability Index℠ as the Fund’s broad-based securities market index in accordance with new regulatory disclosure requirements. The Morningstar® US Sustainability Index℠ is included as an additional index for the Fund because the Adviser believes it more closely reflects the market segments in which the Fund invests.
Annual Total Returns as of December 31

Class A
Best Quarter (ended 6/30/2020): 21.40%; Worst Quarter (ended 3/31/2020): -18.35%

Annual Total Returns as of December 31

Class I
Best Quarter (ended 6/30/2020): 21.54%; Worst Quarter (ended 3/31/2020): -18.25%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	Life of Fund (April 24, 2017)
JNL/Morningstar U.S. Sustainability Index Fund (Class A)	20.44%	13.82%	13.78%
Morningstar US Target Market Exposure Index (reflects no deduction for fees, expenses, or taxes)	24.91%	14.45%	14.60%
Morningstar US Sustainability Index (reflects no deduction for fees, expenses, or taxes)	21.21%	13.71%	14.11%
Morningstar US Large-Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	25.07%	14.36%	14.50%

Average Annual Total Returns as of 12/31/2024
	1 year	5 year	Life of Class (September 25, 2017)
JNL/Morningstar U.S. Sustainability Index Fund (Class I)	20.81%	14.22%	14.09%
Morningstar US Target Market Exposure Index (reflects no deduction for fees, expenses, or taxes)	24.91%	14.45%	14.35%
Morningstar US Sustainability Index (reflects no deduction for fees, expenses, or taxes)	21.21%	13.71%	13.89%
Morningstar US Large-Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	25.07%	14.36%	14.27%

Portfolio Management.
Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)
Sub-Adviser:
Mellon Investments Corporation (“Mellon”)
Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Marlene Walker Smith	October 2020	Senior Director and Chief Investment Officer, Mellon
David France, CFA	October 2020	Senior Vice President and Senior Portfolio Manager, Mellon
Todd Frysinger, CFA	October 2020	Senior Vice President and Senior Portfolio Manager, Mellon
Vlasta Sheremeta, CFA	October 2020	Senior Vice President and Senior Portfolio Manager, Mellon
Michael Stoll	October 2020	Senior Vice President and Senior Portfolio Manager, Mellon

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.
This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.
Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.